UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 28, 2012

VHGI HOLDINGS, INC.
(Exact name of Company as specified in its charter)

Delaware	000-17520	75-2276137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 North Court Street, Sullivan, IN	47882
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code:	(812) 268-5459

________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2012, Deborah Jenkins Hutchinson informed VHGI Holdings, Inc. (the “Company”) that she would be resigning from her positions as a memberof the Company’s Board of Directors. Her resignation was effective as of December 28, 2012.

Item 9.01.     Financial Statements and Exhibits
(d) Exhibits.

Exhibit.
No.           Description
17.1          Resignation Letter of Deborah Jenkins Hutchinson, dated December 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VHGI HOLDINGS, INC.
(Company)

Date	January 3, 2013
By:		/s/ Paul R. Risinger
Name:		Paul R. Risinger
Title:		Chief Executive Officer